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                                                                    Exhibit 10.6



                                                                       EXHIBIT A

                                 MUTUAL RELEASE


         THIS RELEASE ("Release") is made by and between Bernard J. Ebbers ("you") and WorldCom, Inc. (the "Company") as of the date set forth below in connection with the parties' execution of the Separation Agreement dated April 29, 2002 (the "Separation Agreement").

1.       EXECUTIVE RELEASE.

         In consideration of the payments and benefits provided for under the Separation Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, you hereby agree as follows:

         a. You hereby agree on behalf of yourself, your agents, assignees, attorneys, successors, assigns, heirs and executors, to, and you do hereby, forever release the Company and its affiliates, predecessors and successors and all of their respective past and/or present officers, directors, partners, members, managing members, employees, agents, representatives, administrators, attorneys, insurers and fiduciaries in their individual and/or representative capacities (hereinafter collectively referred to as the "Company Releasees"), from any and all causes of action, agreements, damages, judgments, claims, debts, covenants, executions and demands of any kind whatsoever, which you or your heirs, executors, administrators, successors and assigns ever had, now have or may have against the Company Releasees or any of them, in law or equity, whether known or unknown to you, for, upon, or by reason of, any matter whatsoever occurring up to the date this Release is signed by you, including without limitation in connection with or in relation to your employment relationship with the Company or its affiliates or the termination of such relationship; PROVIDED that such released claims shall not include any claims to enforce your rights under, or with respect to, the Separation Agreement (such released claims are collectively referred to herein as the "Released Claims").

         b. Notwithstanding the generality of clause (a) above, the Released Claims include, without limitation, (i) any and all claims under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act of 1967, the Civil Rights Act of 1971, the Civil Rights Act of 1991, the Fair Labor Standards Act, the Employee Retirement Income Security Act of 1974, the Americans with Disabilities Act, the Family and Medical Leave Act of 1993, and any and all other federal, state or local laws, statutes, rules and regulations pertaining to employment or otherwise, and (ii) any claims for wrongful discharge, breach of contract, fraud, misrepresentation or any claims relating to compensation, benefits or equity, or any other claims under any statute, rule or regulation or under the common law, including compensatory damages, punitive damages, attorney's fees, costs, expenses and all claims for any other type of damage or relief. To ensure that the foregoing release is fully enforceable in accordance with its terms, you agree to waive any protection that may exist under any statute and under any principle of common law of the United States or any and all States.


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                                                                               2

         c. You expressly understand and agree that the obligations of the Company as set forth in the Separation Agreement are in lieu of any and all other amounts which you might be, are now, or may become entitled to receive from the Company or any affiliate upon any claim released herein and, without limiting the generality of the foregoing, you expressly waive any right or claim that you may have or assert with respect to any agreement or arrangement relating to employment, compensation, benefits or equity with the Company or its affiliates, and any damages and/or attorney's fees and costs.

         d. You represent that you have read carefully and fully understand the terms of this Release, and that you have been advised to consult with an attorney and have had the opportunity to consult with an attorney prior to signing this Release. You acknowledge that you are executing this Release voluntarily and knowingly and that you have not relied on any representations, promises or agreements of any kind made to you in connection with your decision to accept the terms of this Release, other than those set forth in this Release.

2.       COMPANY RELEASE.

         As a material inducement for you to enter the Separation Agreement, the Company does hereby agree to forever release you, your heirs, successors and assigns (hereinafter collectively referred to as the "Executive Releasees"), from any and all causes of action, agreements, damages, judgments, claims, debts, covenants, executions and demands of any kind whatsoever, which the Company ever had, now has or may have against the Executive Releasees or any of them, in law or equity, whether known or unknown, for, upon, or by reason of, any matter whatsoever occurring up to the date this Release is signed by the Company, including without limitation in connection with or in relationship to your employment relationship with the Company or its affiliates or the termination of such relationship; PROVIDED that such released claims shall not include any claims (i) to enforce the Company's rights under, or with respect to, the Separation Agreement, or the Letter Agreement, Promissory Note or April 2 Letter Agreement referenced in Section 5 of the Separation Agreement, or (ii) in connection with any fraud, willful misconduct, gross negligence or criminal act on your part.

                                       BERNARD J. EBBERS


                                       /s/ Bernard J. Ebbers
                                       -----------------------------------------

                                       Date:  April 29, 2002



                                       WORLDCOM, INC.


                                       By: /s/ John W. Sidgmore
                                       -----------------------------------------
                                       Name: John W. Sidgmore
                                       Title: President and Chief Executive
                                              Officer
                                       Date: April 29, 2002